MERRILL LYNCH
NEW YORK
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
         Performance


Semi-Annual Report

March 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                          #10344 -- 3/31/97



Merrill Lynch New York Municipal Bond Fund              March 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term tax-exempt bonds traded in a relatively narrow range during the three-month period ended March 31, 1997, with yields closing the quarter moderately higher. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose approximately 15 basis points (0.15%) to 6.09% for the three months ended March 31, 1997. Most of the recent rise in interest rates occurred during March as a series of increasingly strong economic indicators culminated in an increase in short-term interest rates by the Federal Reserve Board. During the three months ended March 31, 1997, however, US Treasury bond yields reacted far more negatively to recent economic strength. By March 31, 1997, US Treasury bond yields increased over 45 basis points to approximately 7.10%.

As in recent quarters, the municipal bond market's relative outperformance compared to the US Treasury bond market was the result of the tax-exempt bond market's very strong technical position. During the six months ended March 31, 1997, approximately $92 billion in long-term municipal bonds was issued, a decline of nearly 3% compared to the corresponding period a year earlier. In the three months ended March 31, 1997, new-issue supply declined at a far more significant rate. During the March 31, 1997 quarter, approximately $38 billion in new long-term tax-exempt bonds was underwritten, representing a decrease of nearly 10% compared to the March 31, 1996 quarter. No immediate increase in new-issue supply is evident. The recent increase in interest rates had the effect of freezing many issuers who remain both uncertain regarding the near-term direction of interest rates and unable to refinance existing debt since the required savings have disappeared.

While overall investor demand declined from levels seen early last year, it remained strong enough to easily absorb the volume seen in recent quarters. Individual retail demand increased in recent weeks as tax-exempt bond yields rose above 6% and the allure of the US equity market diminished. Property/ casualty insurance companies remained a particularly visible source of demand in the 15-year-20-year maturity sector. Additionally, while institutional investors were not especially active in recent quarters, managed portfolios appeared reticent to raise large cash reserve positions. Given current supply conditions, the ability to reinvest such large reserves, in a timely fashion, would be very difficult.

Going forward, the extent to which interest rates continue to rise depends upon how quickly the increase in interest rates seen thus far in 1997, compounded by the recent Federal Reserve Board action, impacts the domestic economy. In recent years, US economic activity slowed whenever long-term US Treasury bond yields remained above 7% for any appreciable time. While it is difficult to gauge when interest rates will begin to decline, it is likely that little additional increase in bond yields will be necessary to return economic growth to levels acceptable to the Federal Reserve Board. The tax-exempt bond market's technical position is likely to remain strong enough to dampen further interest rate volatility, as it has in recent quarters. This suggests that, in the near term, municipal bonds may continue to trade in a relatively narrow range, rewarding neither an overly aggressive nor defensive portfolio strategy.

Portfolio Strategy
For the six months ended March 31, 1997, we managed Merrill Lynch New York Municipal Bond Fund with the intention of seeking to sustain an appealing level of tax-exempt income while trying to achieve an attractive total return. We entered the six-month period optimistic that interest rates would decline because of the seemingly attractive level of interest rates and the tight technical market in municipal bonds. To take advantage of this scenario, we extended the Fund's duration and lowered cash reserves to a minimal level. From October 1996 to December 1996, this strategy prevailed as interest rates declined about 30 basis points. The first quarter of 1997 proved to be extremely volatile as economic reports suggested strength in the economy with benign inflation as well as the threat of a tightening by the Federal Reserve Board. We shifted the Fund's strategy at this point to try to take advantage of the trading ranges the bond market maintained during this time. Finally on March 25, 1997, the Federal Reserve Board did raise the Federal Funds rate by 25 basis points, and interest rates broke out of a narrow trading range. At this point, the Fund's strategy shifted again because of the attractive level of interest rates. We began to lengthen the Fund's duration and reduce cash reserves to take advantage of an anticipated decline in interest rates, which we foresee as there are more signs of monetary economic growth.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New York Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

May 2, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                                                12 Month     3 Month
                                               3/31/97     12/31/96    3/31/96   % Change   % Change

Class A Shares*                                $11.01       $11.24     $11.05     -0.36%     -2.05%
Class B Shares*                                 11.01        11.25      11.05     -0.36      -2.13
Class C Shares*                                 11.01        11.25      11.06     -0.45      -2.13
Class D Shares*                                 11.00        11.24      11.05     -0.45      -2.14
Class A Shares -- Total Return*                                                   +5.10(1)   -0.75(2)
Class B Shares -- Total Return*                                                   +4.57(3)   -0.96(4)
Class C Shares -- Total Return*                                                   +4.37(5)   -0.99(6)
Class D Shares -- Total Return*                                                   +4.90(7)   -0.87(8)
Class A Shares -- Standardized 30-day Yield      4.65%
Class B Shares -- Standardized 30-day Yield      4.34%
Class C Shares -- Standardized 30-day Yield      4.23%
Class D Shares -- Standardized 30-day Yield      4.56%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.593 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.537 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.526 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.120 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.582 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.133 per share ordinary income dividends.





Performance Summary -- Class A Shares

                         Net Asset Value      Capital Gains
Period Covered         Beginning    Ending      Distributed    Dividends Paid*    % Change**

10/25/88 -- 12/31/88     $10.85     $10.76          --              $0.138          + 0.44%
1989                      10.76      11.00          --               0.742          + 9.43
1990                      11.00      10.76          --               0.734          + 4.71
1991                      10.76      11.43          --               0.728          +13.44
1992                      11.43      11.74        $0.110             0.727          +10.37
1993                      11.74      12.08         0.241             0.775          +11.81
1994                      12.08      10.43          --               0.629          - 8.60
1995                      10.43      11.48          --               0.605          +16.25
1996                      11.48      11.24          --               0.596          + 3.28
1/1/97 -- 3/31/97         11.24      11.01          --               0.135          - 0.75
                                            Total $0.351      Total $5.809
                                             Cumulative total return as of 3/31/97: +75.50%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                         Net Asset Value      Capital Gains
Period Covered         Beginning    Ending      Distributed    Dividends Paid*    % Change**

11/1/85 -- 12/31/85      $10.00     $10.34          --             $0.098           + 4.60%
1986                      10.34      11.24        $0.073            0.732           +16.95
1987                      11.24      10.44          --              0.722           - 0.79
1988                      10.44      10.76          --              0.685           + 9.92
1989                      10.76      11.00          --              0.687           + 8.89
1990                      11.00      10.77          --              0.680           + 4.29
1991                      10.77      11.43          --              0.672           +12.76
1992                      11.43      11.74         0.110            0.668           + 9.82
1993                      11.74      12.09         0.241            0.714           +11.34
1994                      12.09      10.43          --              0.573           - 9.14
1995                      10.43      11.48          --              0.549           +15.67
1996                      11.48      11.25          --              0.540           + 2.85
1/1/97 --3/31/97          11.25      11.01          --              0.122           - 0.96
                                            Total $0.424     Total $7.442
                                            Cumulative total return as of 3/31/97: +123.59%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                         Net Asset Value      Capital Gains
Period Covered         Beginning    Ending      Distributed    Dividends Paid*    % Change**

10/21/94 -- 12/31/94     $10.76     $10.43          --              $0.107           - 2.05%
1995                      10.43      11.48          --               0.538           +15.55
1996                      11.48      11.25          --               0.528           + 2.74
1/1/97 -- 3/31/97         11.25      11.01          --               0.120           - 0.99
                                                              Total $1.293
                                              Cumulative total return as of 3/31/97: +15.13%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                         Net Asset Value      Capital Gains
Period Covered         Beginning    Ending      Distributed    Dividends Paid*    % Change**

10/21/94 -- 12/31/94     $10.76     $10.42          --              $0.118           - 2.05%
1995                      10.42      11.47          --               0.594           +16.15
1996                      11.47      11.24          --               0.585           + 3.27
1/1/97 --3/31/97          11.24      11.00          --               0.133           - 0.87
                                                              Total $1.430
                                              Cumulative total return as of 3/31/97: +16.47%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                     % Return Without   % Return With
                      Sales Charge      Sales Charge**
Class A Shares*
Year Ended 3/31/97        +5.10%          +0.90%
Five Years Ended 3/31/97  +6.01           +5.15
Inception (10/25/88)
through 3/31/97           +6.90           +6.38

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                        % Return         % Return
                      Without CDSC       With CDSC**
Class B Shares*
Year Ended 3/31/97        +4.57%          +0.59%
Five Years Ended 3/31/97  +5.50           +5.50
Ten Years Ended 3/31/97   +5.92           +5.92

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                         % Return        % Return
                       Without CDSC     With CDSC**
Class C Shares*
Year Ended 3/31/97        +4.37%          +3.38%
Inception (10/21/94)
through 3/31/97           +5.94           +5.94

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                     % Return Without  % Return With
                       Sales Charge    Sales Charge**
Class D Shares*
Year Ended 3/31/97        +4.90%          +0.71%
Inception (10/21/94)
through 3/31/97           +6.44           +4.68

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P     Moody's      Face                                                                                                 Value
Ratings Ratings     Amount                                       Issue                                                  (Note 1a)

New York -- 100.4%
AAA      Aaa        $4,205   Albany County, New York, Airport Authority, Airport Revenue Bonds, Residual Interest
                             Trust Receipts, AMT, Series RI-97-7, 8.22% due 12/15/2023 (g)(h)                            $4,210
NR*      Baa1       14,750   Babylon, New York, IDA, Waste Facilities Revenue Bonds (Babylon Community Waste
                             Management), Series A, 7.875% due 7/01/1999 (d)                                             16,088
AAA      Aaa         4,000   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (b)             4,226
AA+      Aa1         6,000   Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due 12/01/2016                      6,240
AAA      Aaa         8,500   Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                             Series A, 6.10% due 7/01/2026 (b)                                                            8,658
AAA      Aaa        19,500   Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Series A, 5.25%
                             due 4/01/2026 (c)                                                                           17,876
AAA      Aaa         2,950   Monroe County, New York, Airport Authority Revenue Bonds (Greater Rochester
                             International Airport), AMT, 7.25% due 1/01/2009 (c)                                         3,176
BBB+     Baa         9,415   Monroe County, New York, COP, 8.05% due 1/01/2011                                           10,099
                             Municipal Assistance Corporation, City of Troy, New York, Series B (c)(i):
AAA      Aaa         1,175   5.60% due 7/15/2014                                                                            444
AAA      Aaa         1,655   5.625% due 1/15/2015                                                                           603
AAA      Aaa         1,105   5.625% due 7/15/2015                                                                           391
AAA      Aaa         1,995   5.68% due 1/15/2018                                                                            607
AAA      Aaa         1,990   5.69% due 1/15/2019                                                                            568
AAA      Aaa         1,580   5.70% due 7/15/2020                                                                            412
AAA      Aaa           720   5.71% due 7/15/2021                                                                            177
                             New York City, New York, GO, UT:
BBB+     Baa1       13,980   Refunding, Series A, 7% due 8/01/2007                                                       15,235
BBB+     Baa1        3,000   Series B, 7% due 6/01/2016                                                                   3,164
BBB+     Baa1        5,310   Series C, 7.25% due 8/15/2024                                                                5,664
                             New York City, New York, IDA, Civic Facilities Revenue Bonds:
NR*      NR*         2,000   (New York Blood Center Inc. Project), 7.20% due 5/01/2004 (d)                                2,255
NR*      NR*         6,895   (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (d)                                7,793
AAA      Aaa         4,690   (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)                              5,088
                             New York City, New York, IDA, Special Facilities Revenue Bonds, AMT:
BB+      Baa2        2,030   (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019                               2,147
A        A           5,000   Residual Interest Trust Receipts, Series RI-5, 7.995% due 1/01/2024 (h)                      4,806
                             New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                             Revenue Bonds:
A-1      VMIG1+     14,600   Residual Interest Trust Receipts, Series RI-2, 7.825% due 6/15/2025 (h)                     14,344
AAA      Aaa         1,000   Series A-1994, 7% due 6/15/2015 (b)                                                          1,079
AAA      VMIG1+      4,700   VRDN, Series A, 3.70% due 6/15/2025 (e)                                                      4,700
A1+      VMIG1+      5,700   VRDN, Series C, 3.65% due 6/15/2023 (b)(e)                                                   5,700
A1+      VMIG1+      2,500   VRDN, Series G, 3.75% due 6/15/2024 (b)(e)                                                   2,500
AAA      Aaa         3,750   New York City, New York, Trust for Cultural Resources Revenue Bonds (American Museum
                             of Natural History), Series A, 6.90% due 4/01/2001 (c)(d)                                    4,114
                             New York State Dormitory Authority Revenue Bonds:
BBB      Baa1        6,500   (Consolidated City University System), Series A, 5.625% due 7/01/2016                        6,230
A1+      VMIG1+      4,500   (Cornell University), VRDN, Series B, 3.50% due 7/01/2025 (e)                                4,500
BBB      Baa1        5,500   (Department of Health), 5.50% due 7/01/2025                                                  5,003
AAA      Aaa        16,450   (Mental Health Services Facilities Improvement), Series B, 5.125% due 8/15/2021 (c)         14,891
BBB+     Baa1       20,400   (Mental Health Services Facilities Improvement), Series B, 5.375% due 2/15/2026             18,225
AAA      Aaa         2,500   Refunding (City University Systems), Third Generation, Series 1, 5.50% due 7/01/2024 (c)     2,365
BBB+     Baa1        7,000   Refunding (State University Educational Facilities), Series A, 5.25% due 5/15/2015           6,431
BBB+     Baa1        3,500   Refunding (State University Educational Facilities), Series A, 5.50% due 5/15/2019           3,283
BBB+     Baa1       12,000   Refunding (State University Educational Facilities), Series B, 7% due 5/15/2016             12,740
AA       Aa          6,650   Refunding (Vassar College), 5% due 7/01/2025                                                 5,898
BBB+     Baa1       17,500   (State University Educational Facilities), 5.50% due 5/15/2026                              15,966
AAA      Aaa         7,820   New York State Energy Research and Development Authority Facilities Revenue Bonds
                             (Consolidated Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (c)                   8,260
A1+      VMIG1+        250   New York State Energy Research and Development Authority, PCR (New York Electric
                             and Gas), VRDN, Series D, 3.20% due 10/01/2029 (e)                                             250
                             New York State Environmental Facilities Corporation, PCR, State Water Revolving Fund,
                             Series E:
A        Aa          5,000   6.50% due 6/15/2014                                                                          5,337
A-       Aa          4,250   (New York City Municipal Water Finance Authority Project), 6.875% due 6/15/2014              4,749
                             New York State Environmental Facilities Corporation, Special Obligation Revenue Bonds
                             (Riverbank State Park):
AAA      Aaa         2,750   7.25% due 4/01/2002 (d)                                                                      3,095
AAA      Aaa         5,250   Refunding, 5.125% due 4/01/2022 (a)                                                          4,741
A-       A2          1,500   New York State, GO, 5.25% due 3/01/2017                                                      1,390
                             New York State Local Government Assistance Corporation:
A        A3         10,000   Refunding, Series C, 5% due 4/01/2021                                                        8,702
A        A3         10,000   Refunding, Series E, 5% due 4/01/2021                                                        8,876
A1+      VMIG1+      2,400   VRDN, Series B, 3.45% due 4/01/2025 (e)                                                      2,400
                             New York State Medical Care Facilities Finance Agency Revenue Bonds:
BBB+     Baa1          825   (Mental Health Services Facilities), Series B, 7.625% due 8/15/2001 (d)                        929
BBB+     Baa1          345   (Mental Health Services Facilities), Series B, 7.625% due 8/15/2017                            377
BBB+     Baa1        1,070   (Mental Health Services Facilities), Series C, 7.30% due 2/15/2021                           1,166
BBB+     Baa1        3,665   (Mental Health Services Facilities), Series D, 7.40% due 2/15/2002 (d)                       4,119
BBB+     Baa1        1,360   (Mental Health Services Facilities), Series D, 7.40% due 2/15/2018                           1,479
BBB+     Baa1           20   (Mental Health Services Facilities Improvement), Series B, 7.625% due 8/15/2017                 22
BBB+     Baa1           45   (Mental Health Services Facilities Improvement), Series D, 7.40% due 2/15/2018                  50
AAA      Aaa         6,140   (Saint Francis Hospital Project), Series A, 7.625% due 11/01/2021 (b)                        6,535
BBB      Baa        12,200   (Security Hospital), Series A, 7.40% due 8/15/2021                                          13,286
                             New York State Mortgage Agency, Revenue Bonds:
NR*      Aa2         9,960   (Homeowner Mortgage), AMT, Series 46, 6.65% due 10/01/2025                                  10,343
NR*      Aa          4,900   Series 41-A, 6.45% due 10/01/2014                                                            5,206
AA-      Aa         21,205   New York State Power Authority, Revenue and General Purpose Bonds, Series Y,
                             6.75% due 1/01/2018                                                                         22,916
AAA      Aaa         4,825   New York State Thruway Authority, General Revenue Bonds, Series B, 5% due
                             1/01/2020 (c)                                                                                4,279
AAA      Aaa         6,000   New York State Thruway Authority, Highway and Bridge Trust Fund, UT, Series B,
                             6.25% due 4/01/2012 (b)                                                                      6,277
                             New York State Urban Development Corporation Revenue Bonds:
BBB      Baa1        1,500   (Alfred Technology Resource Inc. Project), 7.875% due 1/01/2000 (d)                          1,650
BBB      Baa1       15,690   (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025                           14,003
BBB      Baa1        1,685   Refunding (Clarkson Center for Advanced Materials), 5.50% due 1/01/2020                      1,577
AAA      Aaa         8,470   Refunding (Correctional Facilities), Series A, 5.50% due 1/01/2014 (a)                       8,378
BBB      Baa1        9,475   Refunding (State Facilities), 5.70% due 4/01/2020                                            9,100
BBB      Baa1        3,500   Refunding (University Facility Grant), 5.50% due 1/01/2019                                   3,285
BBB      Aaa         4,000   (State Facilities), 7.50% due 4/01/2001 (d)                                                  4,480
                             Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1          8,000   69th Series, 7.125% due 6/01/2025                                                            8,599
AA-      A1          9,000   73rd Series, AMT, 6.75% due 4/15/2026                                                        9,548
AA-      A1          7,995   76th Series, AMT, 6.50% due 11/01/2026                                                       8,433
AAA      Aaa         4,000   Port Authority of New York and New Jersey, Residual Interest Trust Receipts,
                             Series FR3-108th, AMT, 8.335% due 1/15/2017 (g)(h)                                           4,045
                             Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                             (Versatile Structure Obligation), VRDN (e):
A1+      VMIG1+        100   Series 3, 3.65% due 6/01/2020                                                                  100
A1+      VMIG1+        400   Series 5, 3.65% due 8/01/2024                                                                  400
AAA      Aaa         8,665   Suffolk County, New York, Water Authority, Waterworks Revenue Bonds,
                             5% due 6/01/2017 (c)                                                                         7,742
                             Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds:
AAA      Aaa         9,000   Refunding, Series Y, 6.125% due 1/01/2021 (f)                                                9,493
A+       Aa          5,000   Series X, 6.50% due 1/01/2019                                                                5,331
A-       A1         13,050   Triborough Bridge and Tunnel Authority, New York, Special Obligation Refunding
                             Bonds, Series B, 6.875% due 1/01/2015                                                       14,149

Total Investments (Cost -- $470,395) -- 100.4%                                                                          482,993

Liabilities in Excess of Other Assets -- (0.4%)                                                                          (1,726)
                                                                                                                      ---------
Net Assets -- 100.0%                                                                                                   $481,267
                                                                                                                      =========

(a) AMBAC Insured.
(b) FGIC Insured.
(c) MBIA Insured.
(d) Prerefunded.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1997.
(f) CAPMAC Insured.
(g) FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1997.
(i) Represents zero coupon bonds; the interest rates shown are the effective yields at the time of purchase by the Fund.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
GO   General Obligation Bonds
IDA  Industrial Development Authority
IDR  Industrial Development Revenue Bonds
PCR  Pollution Control Revenue Bonds
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1997

Assets:              Investments, at value (identified cost -- $470,394,942) (Note 1a)                             $482,992,561
                     Cash                                                                                                68,773
                     Receivables:
                     Interest                                                                        $8,764,985
                     Securities sold                                                                  3,134,628
                     Beneficial interest sold                                                           338,648      12,238,261
                                                                                                   ------------
                     Prepaid registration fees and other assets (Note 1e)                                                99,571
                                                                                                                   ------------
                     Total assets                                                                                   495,399,166
                                                                                                                   ------------

Liabilities:         Payables:
                     Securities purchased                                                            10,633,737
                     Beneficial interest redeemed                                                     2,466,634
                     Dividends to shareholders (Note 1f)                                                472,694
                     Investment adviser (Note 2)                                                        214,197
                     Distributor (Note 2)                                                               145,624      13,932,886
                                                                                                   ------------
                     Accrued expenses and other liabilities                                                             199,122
                                                                                                                   ------------
                     Total liabilities                                                                               14,132,008
                                                                                                                   ------------

Net Assets:          Net assets                                                                                    $481,267,158
                                                                                                                   ============

Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:          number of shares authorized                                                                       $210,533
                     Class B Shares of beneficial interest, $.10 par value, unlimited
                     number of shares authorized                                                                      2,978,630
                     Class C Shares of beneficial interest, $.10 par value, unlimited
                     number of shares authorized                                                                         41,766
                     Class D Shares of beneficial interest, $.10 par value, unlimited
                     number of shares authorized                                                                      1,140,888
                     Paid-in capital in excess of par                                                               482,633,380
                     Accumulated realized capital losses on investments -- net (Note 5)                              (8,656,990)
                     Accumulated distributions in excess of realized capital gains
                     on investments -- net (Note 1f)                                                                 (9,678,668)
                     Unrealized appreciation on investments -- net                                                   12,597,619
                                                                                                                   ------------
                     Net assets                                                                                    $481,267,158
                                                                                                                   ============

Net Asset            Class A -- Based on net assets of $23,176,479 and 2,105,334 shares
Value:               of beneficial interest outstanding                                                                  $11.01
                                                                                                                         ======
                     Class B -- Based on net assets of $327,956,075 and 29,786,299 shares
                     of beneficial interest outstanding                                                                  $11.01
                                                                                                                         ======
                     Class C -- Based on net assets of $4,599,520 and 417,657 shares
                     of beneficial interest outstanding                                                                  $11.01
                                                                                                                         ======
                     Class D -- Based on net assets of $125,535,084 and 11,408,882 shares
                     of beneficial interest outstanding                                                                  $11.00
                                                                                                                         ======

                     See Notes to Financial Statements.





Statement of Operations
                                                                                       For the Six Months Ended
                                                                                                 March 31, 1997
Investment Income    Interest and amortization of premium and discount earned                       $15,145,002
(Note 1d):
Expenses:
                     Investment advisory fees (Note 2)                                                1,391,899
                     Account maintenance and distribution fees -- Class B (Note 2)                      921,688
                     Transfer agent fees -- Class B (Note 2)                                            103,207
                     Account maintenance fees -- Class D (Note 2)                                        55,985
                     Accounting services (Note 2)                                                        34,661
                     Registration fees (Note 1e)                                                         31,845
                     Printing and shareholder reports                                                    28,885
                     Professional fees                                                                   28,141
                     Transfer agent fees -- Class D (Note 2)                                             26,290
                     Custodian fees                                                                      14,986
                     Trustees' fees and expenses                                                         13,708
                     Account maintenance and distribution fees -- Class C (Note 2)                       12,182
                     Transfer agent fees -- Class A (Note 2)                                              5,138
                     Pricing fees                                                                         5,098
                     Transfer agent fees -- Class C (Note 2)                                              1,209
                     Other                                                                                5,906
                                                                                                   ------------
                     Total expenses                                                                   2,680,828
                                                                                                   ------------
                     Investment income -- net                                                        12,464,174
                                                                                                   ------------

Realized &           Realized gain on investments -- net                                              4,108,502
Unrealized Gain      Change in unrealized appreciation on investments -- net                         (8,458,776)
(Loss) on                                                                                          ------------
Investments -- Net   Net Increase in Net Assets Resulting from Operations                            $8,113,900
(Notes 1b, 1d & 3):                                                                                ============

                     See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                                   For the Six        For the
                                                                                                   Months Ended      Year Ended
                                                                                                     March 31,      September 31,
                                                                                                        1997            1996
Increase (Decrease) in Net Assets:

Operations:          Investment income -- net                                                       $12,464,174     $27,863,197
                     Realized gain on investments -- net                                              4,108,502       3,915,290
                     Change in unrealized appreciation on investments -- net                         (8,458,776)        338,186
                                                                                                   ------------    ------------
                     Net increase in net assets resulting from operations                             8,113,900      32,116,673
                                                                                                   ------------    ------------

Dividends &          Investment income -- net:
Distributions to     Class A                                                                           (582,123)     (1,204,108)
Shareholders         Class B                                                                         (8,860,660)    (23,330,565)
(Note 1f):           Class C                                                                            (95,624)       (202,740)
                     Class D                                                                         (2,925,767)     (3,125,784)
                     Realized gain on investments -- net:
                     Class A                                                                             (8,764)             --
                     Class B                                                                           (155,517)             --
                     Class C                                                                             (1,632)             --
                     Class D                                                                            (46,847)             --
                                                                                                   ------------    ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                                (12,676,934)    (27,863,197)
                                                                                                   ------------    ------------

Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions       (37,806,972)    (75,010,943)
Transactions                                                                                       ------------    ------------
(Note 4):

Net Assets:          Total decrease in net assets                                                   (42,370,006)    (70,757,467)
                     Beginning of period                                                            523,637,164     594,394,631
                                                                                                   ------------    ------------
                     End of period                                                                 $481,267,158    $523,637,164
                                                                                                   ============    ============

                     See Notes to Financial Statements.





Financial Highlights


                                                                                                    Class A
                                                                           For the
                                                                             Six
The following per share data and ratios have been derived                   Months
from information provided in the financial statements.                       Ended                   For the Year
                                                                           March 31,               Ended September 30,
                                                                             1997         1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                      $11.12       $11.04     $10.88     $12.46     $11.77
Operating                                                                   -------      -------    -------    -------    -------
Performance:       Investment income -- net                                     .30          .59        .61        .64        .70
                   Realized and unrealized gain (loss) on
                   investments -- net                                          (.11)         .08        .16      (1.25)       .80
                                                                            -------      -------    -------    -------    -------
                   Total from investment operations                             .19          .67        .77       (.61)      1.50
                                                                            -------      -------    -------    -------    -------
                   Less dividends and distributions:
                   Investment income -- net                                    (.30)        (.59)      (.61)      (.64)      (.70)
                   Realized gain on investments -- net                           --+          --         --       (.11)      (.11)
                   In excess of realized gain on
                   investments -- net                                            --           --         --       (.22)        --
                                                                            -------      -------    -------    -------    -------
                   Total dividends and distributions                           (.30)        (.59)      (.61)      (.97)      (.81)
                                                                            -------      -------    -------    -------    -------
                   Net asset value, end of period                            $11.01       $11.12     $11.04     $10.88     $12.46
                                                                            =======      =======    =======    =======    =======

Total Investment   Based on net asset value per share                          1.71%++++    6.19%      7.37%     (5.17%)    13.24%
Return:**                                                                   =======      =======    =======    =======    =======

Ratios to Average  Expenses                                                     .66%*        .66%       .67%       .63%       .64%
Net Assets:                                                                 =======      =======    =======    =======    =======
                   Investment income -- net                                    5.32%*       5.31%      5.67%      5.52%      5.80%
                                                                            =======      =======    =======    =======    =======

Supplemental       Net assets, end of period (in thousands)                 $23,176      $21,762    $23,304    $28,301    $31,976
Data:                                                                       =======      =======    =======    =======    =======
                   Portfolio turnover                                         43.26%      114.78%    181.21%    107.96%     38.31%
                                                                            =======      =======    =======    =======    =======

                  *    Annualized.
                  **   Total investment returns exclude the effect of sales loads.
                  ++++ Aggregate total investment return.
                  +    Amount is less than $.01 per share.

                  See Notes to Financial Statements.





                                                                                                      Class B
                                                                            For the
                                                                             Six
The following per share data and ratios have been derived                   Months
from information provided in the financial statements.                       Ended                     For the Year
                                                                            March 31,               Ended September 30,
                                                                              1997         1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                      $11.12       $11.04     $10.88     $12.46     $11.77
Operating                                                                   -------      -------    -------    -------    -------
Performance:       Investment income -- net                                     .27          .54        .56        .58        .64
                   Realized and unrealized gain (loss) on
                   investments -- net                                          (.11)         .08        .16      (1.25)       .80
                                                                            -------      -------    -------    -------    -------
                   Total from investment operations                             .16          .62        .72       (.67)      1.44
                                                                            -------      -------    -------    -------    -------
                   Less dividends and distributions:
                   Investment income -- net                                    (.27)        (.54)      (.56)      (.58)      (.64)
                   Realized gain on investments -- net                           --+          --         --       (.11)      (.11)
                   In excess of realized gain on
                   investments -- net                                            --           --         --       (.22)        --
                                                                            -------      -------    -------    -------    -------
                   Total dividends and distributions                           (.27)        (.54)      (.56)      (.91)      (.75)
                                                                            -------      -------    -------    -------    -------
                   Net asset value, end of period                            $11.01       $11.12     $11.04     $10.88     $12.46
                                                                            =======      =======    =======    =======    =======

Total Investment   Based on net asset value per share                          1.45%++++    5.66%      6.82%    (5.66%)     12.67%
Return:**                                                                   =======      =======    =======    =======    =======


Ratios to Average  Expenses                                                    1.17%*       1.16%      1.18%      1.14%      1.14%
Net Assets:                                                                 =======      =======    =======    =======    =======
                   Investment income -- net                                    4.81%*       4.80%      5.16%      5.02%      5.32%
                                                                            =======      =======    =======    =======    =======

Supplemental       Net assets, end of period (in thousands)                $327,956     $403,403   $564,963   $645,341   $733,981
Data:                                                                       =======      =======    =======    =======    =======
                   Portfolio turnover                                         43.26%      114.78%    181.21%    107.96%     38.31%
                                                                            =======      =======    =======    =======    =======
                   *    Annualized.
                   **   Total investment returns exclude the effect of sales loads.
                   ++++ Aggregate total investment return.
                   +    Amount is less than $.01 per share.

                   See Notes to Financial Statements.




                                                                                               Class C
                                                                               For the                       For the
                                                                                 Six           For the       Period
                                                                                Months          Year        Oct. 21,
The following per share data and ratios have been derived                        Ended          Ended       1994+ to
from information provided in the financial statements.                         March 31,      Sept. 30,     Sept. 30,
                                                                                 1997           1996          1995
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                          $11.12         $11.04        $10.76
Operating                                                                       -------        -------       -------
Performance:       Investment income -- net                                         .26            .52           .51
                   Realized and unrealized gain (loss) on investments -- net       (.11)           .08           .28
                                                                                -------        -------       -------
                   Total from investment operations                                 .15            .60           .79
                                                                                -------        -------       -------
                   Less dividends and distributions:
                   Investment income -- net                                        (.26)          (.52)         (.51)
                   Realized gain on investments -- net                               --++           --            --
                                                                                -------        -------       -------
                   Total dividends and distributions                               (.26)          (.52)         (.51)
                                                                                -------        -------       -------
                   Net asset value, end of period                                $11.01         $11.12        $11.04
                                                                                =======        =======       =======

Total Investment   Based on net asset value per share                              1.40%++++     5.55%         7.57%++++
Return:**                                                                       =======        =======       =======

Ratios to Average  Expenses                                                        1.27%*         1.27%         1.27%*
Net Assets:                                                                     =======        =======       =======
                   Investment income -- net                                        4.71%*         4.70%         4.91%*
                                                                                =======        =======       =======

Supplemental       Net assets, end of period (in thousands)                      $4,600         $4,175        $3,556
Data:                                                                           =======        =======       =======
                   Portfolio turnover                                             43.26%        114.78%       181.21%
                                                                                =======        =======       =======
                   *    Annualized.
                   **   Total investment returns exclude the effect of sales loads.
                   +    Commencement of Operations.
                   ++   Amount is less than $.01 per share.
                   ++++ Aggregate total investment return.

                   See Notes to Financial Statements.




                                                                                          Class D

                                                                               For the                    For the
                                                                                 Six         For the      Period
                                                                                Months        Year       Oct. 21,
The following per share data and ratios have been derived                        Ended        Ended      1994+ to
from information provided in the financial statements.                         March 31,    Sept. 30,    Sept. 30,
                                                                                 1997         1996         1995
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                          $11.11       $11.03       $10.76
Operating                                                                       -------      -------      -------
Performance:       Investment income -- net                                         .29          .58          .56
                   Realized and unrealized gain (loss) on investments -- net       (.11)         .08          .27
                                                                                -------      -------      -------
                   Total from investment operations                                 .18          .66          .83
                                                                                -------      -------      -------
                   Less dividends and distributions:
                   Investment income -- net                                        (.29)        (.58)        (.56)
                   Realized gain on investments -- net                               --++         --           --
                                                                                -------      -------      -------
                   Total dividends and distributions                               (.29)        (.58)        (.56)
                                                                                -------      -------      -------
                   Net asset value, end of period                                $11.00       $11.11       $11.03
                                                                                =======      =======      =======

Total Investment   Based on net asset value per share                              1.66%++++    6.09%        7.99%++++
Return:**                                                                       =======      =======      =======

Ratios to Average  Expenses                                                         .76%*        .76%         .76%*
Net Assets:                                                                     =======      =======      =======
                   Investment income -- net                                        5.23%*       5.21%        5.46%*
                                                                                =======      =======      =======

Supplemental       Net assets, end of period (in thousands)                    $125,535      $94,297       $2,572
Data:                                                                           =======      =======      =======
                   Portfolio turnover                                             43.26%      114.78%      181.21%
                                                                                =======      =======      =======
                   *    Annualized.
                   **   Total investment returns exclude the effect of sales loads.
                   +    Commencement of Operations.
                   ++   Amount is less than $.01 per share.
                   ++++ Aggregate total investment return.

                   See Notes to Financial Statements.




Merrill Lynch New York Municipal Bond Fund   March 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

                Account         Distribution
             Maintenance Fee         Fee

Class B          0.25%             0.25%
Class C          0.25%             0.35%
Class D          0.10%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:

                   MLFD      MLPF&S

Class A            $759     $5,462
Class D          $1,077     $8,240

For the six months ended March 31, 1997, MLPF&S received contingent deferred sales charges of $250,874 and $726 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1997, were $210,968,333 and $230,296,492, respectively.

Net realized and unrealized gains (losses) as of March 31, 1997 were as follows:

                                Realized      Unrealized
                             Gains (Losses)      Gains

Long-term investments          $4,675,346     $12,597,619
Financial futures contracts      (566,844)         --
                               ----------     -----------
Total                          $4,108,502     $12,597,619
                               ==========     ===========

As of March 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $12,597,619, of which $16,642,302 related to appreciated securities and $4,044,683 related to depreciated securities. The aggregate cost of investments at March 31, 1997 for Federal income tax purposes was $470,394,942.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $37,806,972 and $75,010,943 for the six months ended March 31, 1997 and for the year ended September 30, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                      Dollar
Ended March 31, 1997                    Shares         Amount

Shares sold                            468,445     $5,241,622
Shares issued to share-
holders in reinvestment of
dividends and distributions             33,415        374,290
                                  ------------  -------------
Total issued                           501,860      5,615,912
Shares redeemed                       (353,823)    (3,961,193)
                                  ------------  -------------
Net increase                           148,037     $1,654,719
                                  ============  =============

Class A Shares for the Year                            Dollar
Ended September 30, 1996                Shares         Amount

Shares sold                            128,499     $1,441,274
Shares issued to share-
holders in reinvestment of
dividends                               67,175        749,799
                                  ------------  -------------
Total issued                           195,674      2,191,073
Shares redeemed                       (349,477)    (3,907,947)
                                  ------------  -------------
Net decrease                          (153,803)   ($1,716,874)
                                  ============  =============

Class B Shares for the Six Months                      Dollar
Ended March 31, 1997                    Shares         Amount

Shares sold                          1,129,435    $12,660,952
Shares issued to share-
holders in reinvestment of
dividends and distributions            394,601      4,422,398
                                  ------------  -------------
Total issued                         1,524,036     17,083,350
Automatic conversion of
shares                              (3,690,053)   (41,425,942)
Shares redeemed                     (4,324,657)   (48,425,085)
                                  ------------  -------------
Net decrease                        (6,490,674)  ($72,767,677)
                                  ============  =============

Class B Shares for the Year                            Dollar
Ended September 30, 1996                Shares         Amount

Shares sold                          3,354,839    $37,442,180
Shares issued to share-
holders in reinvestment of
dividends                              996,711     11,135,115
                                  ------------  -------------
Total issued                         4,351,550     48,577,295
Automatic conversion of
shares                              (9,079,555)  (101,502,036)
Shares redeemed                    (10,168,261)  (113,251,056)
                                  ------------  -------------
Net decrease                       (14,896,266) ($166,175,797)
                                  ============  =============

Class C Shares for the Six Months                      Dollar
Ended March 31, 1997                    Shares         Amount

Shares sold                            164,089     $1,839,787
Shares issued to share-
holders in reinvestment of
dividends and distributions              7,084         79,382
                                  ------------  -------------
Total issued                           171,173      1,919,169
Shares redeemed                       (128,952)    (1,446,009)
                                  ------------  -------------
Net increase                            42,221       $473,160
                                  ============  =============

Class C Shares for the Year                            Dollar
Ended September 30, 1996                Shares         Amount

Shares sold                            273,667     $3,058,759
Shares issued to share-
holders in reinvestment of
dividends                               12,253        136,646
                                  ------------  -------------
Total issued                           285,920      3,195,405
Shares redeemed                       (232,545)    (2,583,517)
                                  ------------  -------------
Net increase                            53,375       $611,888
                                  ============  =============

Class D Shares for the Six Months                      Dollar
Ended March 31, 1997                    Shares         Amount

Shares sold                             56,019       $626,935
Automatic conversion of
shares                               3,692,220     41,425,942
Shares issued to share-
holders in reinvestment of
dividends and distributions            110,205      1,233,841
                                  ------------  -------------
Total issued                         3,858,444     43,286,718
Shares redeemed                       (934,364)   (10,453,892)
                                  ------------  -------------
Net increase                         2,924,080    $32,832,826
                                  ============  =============

Class D Shares for the Year                            Dollar
Ended September 30, 1996                Shares         Amount

Shares sold                            225,462     $2,508,549
Automatic conversion of
shares                               9,085,219    101,502,036
Shares issued to share-
holders in reinvestment of
dividends                              105,564      1,172,385
                                  ------------  -------------
Total issued                         9,416,245    105,182,970
Shares redeemed                     (1,164,545)   (12,913,130)
                                  ------------  -------------
Net increase                         8,251,700    $92,269,840
                                  ============  =============

5. Capital Loss Carryforward:
At September 30, 1996, the Fund had a net capital loss carryforward of approximately $15,959,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863